         AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 27, 2001
                                                 Registration No. 333-________
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT

                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                            JANEX INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

          COLORADO                                              84-1034251
(State or Other Jurisdiction of                             (I.R.S. Employer
 Incorporation or Organization)                          Identification Number)

              1609 FOURTH STREET, BERKELEY, CA 94710 (510) 524-7400
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)

                           --------------------------

                            JANEX INTERNATIONAL, INC.
         SECOND AMENDED AND RESTATED 2000 COMBINATION STOCK OPTION PLAN
                              (Full Title of Plan)

                           --------------------------

                           VINCENT W. GOETT, PRESIDENT
                            JANEX INTERNATIONAL, INC.
                               1609 FOURTH STREET
                                BERKLEY, CA 94710
                                 (510) 524-7400
                      (Name, Address and Telephone Number,
                   Including Area Code, of Agent for Service)

                                 WITH A COPY TO:

                           JOHN G. NOSSIFF, JR., ESQ.
                         BROWN, RUDNICK, FREED & GESMER
                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                                 (617) 856-8200

                           --------------------------

                         CALCULATION OF REGISTRATION FEE


===================================== ===================== ====================== ======================= ====================
                                                                  Proposed                Proposed
                                             Amount                Maximum                Maximum               Amount of
       Title of Each Class of                to Be             Offering Price            Aggregate            Registration
    Securities to Be Registered            Registered           Per Share(1)         Offering Price(1)             Fee
------------------------------------- --------------------- ---------------------- ----------------------- --------------------
Common Stock,  no par value           2,075,000 Shares(2)           $.07                  $145,250               $36.31
===================================== ===================== ====================== ======================= ====================

This Registration Statement relates to the registration of additional securities of the same class as other securities for which Registration Statements on this Form relating to an employee benefit plan are effective. Pursuant to General Instruction E of Form S-8, the contents of the Registrant's Registration Statements of Form S-8 (Registration Nos. 333-33280 and 333-50376) are hereby incorporated herein by reference.

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933, on the basis of the average of the high and low reported price of the Common Stock as reported on the National Association of Securities Dealers OTC Bulletin Board on June 22, 2001.

(2) Such presently indeterminable number of additional shares of Common Stock are also registered hereunder as may be issued in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other similar change in Common Stock.

===============================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents are hereby incorporated by reference into this Registration Statement:

         (a) The Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         (b) (1) The Registrant's quarterly report on Form 10-QSB for the quarter ended March 31, 2001 filed pursuant to Section 13(a) or 15(d) of the Exchange Act;

              (2) (i) The Registrant's Form 8-K Current Report filed on
                      March 1, 2001;

                  (ii) The Registrant's Form 8-K Current Report filed on
                       June 13, 2001, and

                  (iii) The Registrant's Form 8-K/A Current Report (amended)
                        filed on June 21, 2001.

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         A member of the law firm of Brown, Rudnick, Freed & Gesmer is the holder of options the underlying shares of which are registered under this Registration Statement.

ITEM 8.  EXHIBITS.


------------------ ----------------------------------------------------------------------------------------
EXHIBIT NO.        DESCRIPTION OF EXHIBIT
------------------ ----------------------------------------------------------------------------------------
5.1**              Legal Opinion of Brown, Rudnick, Freed & Gesmer.
------------------ ----------------------------------------------------------------------------------------
23.1**             Consent of Brown, Rudnick, Freed & Gesmer (contained in its opinion filed as Exhibit 5).
------------------ ----------------------------------------------------------------------------------------
23.2*              Consent of Abrams & Company, P.C., independent auditors.
------------------ ----------------------------------------------------------------------------------------
24*                Power of Attorney (included on the Signature Page of this Registration Statement).
------------------ ----------------------------------------------------------------------------------------
99.1**             Janex International Inc. Second Amended and Restated 2000 Combination Stock Option Plan.
------------------ ----------------------------------------------------------------------------------------


*     Filed herewith.

** In accordance with Rule 411 promulgated under the Securities Act of 1933, as amended, reference is made to the documents previously filed with the Securities and Exchange Commission on the Registrant's Registration Statement on Form S-8 filed June 13, 2001, which is incorporated by reference herein.

                                   SIGNATURES

        THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, Arizona, on June 25, 2001.

                                           JANEX INTERNATIONAL, INC.

                                           By: /s/ VINCENT W. GOETT
                                               --------------------------------
                                               Vincent W. Goett, President

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vincent W. Goett and Daniel Lesnick, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                   SIGNATURE                           TITLE                        DATE
/s/ VINCENT W. GOETT              Chairman of the Board, President and      June 25, 2001
----------------------------      Chief Executive Officer
Vincent W. Goett

/s/ DANIEL LESNICK                Executive Vice President                  June 25, 2001
----------------------------      and Director
Daniel Lesnick


                                                     EXHIBIT INDEX


------------------ ----------------------------------------------------------------------------------------
EXHIBIT NO.        DESCRIPTION OF EXHIBIT
------------------ ----------------------------------------------------------------------------------------
5.1**              Legal Opinion of Brown, Rudnick, Freed & Gesmer.
------------------ ----------------------------------------------------------------------------------------
23.1**             Consent of Brown, Rudnick, Freed & Gesmer (contained in its opinion filed as Exhibit 5).
------------------ ----------------------------------------------------------------------------------------
23.2*              Consent of Abrams & Company, P.C., independent auditors.
------------------ ----------------------------------------------------------------------------------------
24*                Power of Attorney (included on the Signature Page of this Registration Statement).
------------------ ----------------------------------------------------------------------------------------
99.1**             Janex International Inc. Second Amended and Restated 2000 Combination Stock Option Plan.
------------------ ----------------------------------------------------------------------------------------


*     Filed herewith.

** In accordance with Rule 411 promulgated under the Securities Act of 1933, as amended, reference is made to the documents previously filed with the Securities and Exchange Commission on the Registrant's Registration Statement on Form S-8 filed June 13, 2001, which is incorporated by reference herein.